Summary of Significant Accounting Policies - Schedule of Minimum Future Lease Payments (Excluding Lease Termination Liability) under Non-Cancelable Operating Leases (Detail) (USD $)	Sep. 30, 2013	Jun. 30, 2013
Leases [Abstract]
2014 (remaining portion)	$ 1,048,243
2014		1,284,589
2015	1,056,043	922,951
2016	614,323	473,238
2017	325,463	313,648
2018	325,239	325,239
Thereafter	977,017	977,017
Total minimum lease payments	$ 4,346,328	$ 4,296,682